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                                                                  EXHIBIT 23.1


                              ARTHUR ANDERSEN LLP


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated March 4, 1998 and to all references to our Firm included in or made part of this Registration Statement on Form S-1.




                                             /s/ Arthur Andersen LLP
                                             -----------------------------------
                                                 ARTHUR ANDERSEN LLP


Las Vegas, Nevada
March 27, 1998